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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)--MAY 16, 1996

                               ----------------

                     LOCKHEED MARTIN TACTICAL SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEW YORK                     1-4238                  13-1718360
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)

                             6801 ROCKLEDGE DRIVE,
                               BETHESDA, MARYLAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                     20817
                                   (ZIP CODE)

                                 (301) 897-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ----------------

                               LORAL CORPORATION
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

  This Current Report on Form 8-K is being filed in connection with the full and unconditional guarantee by Lockheed Martin Tactical Systems, Inc., a New York corporation ("Tactical Systems"), of $500,000,000 aggregate principal amount of Lockheed Martin Corporation's (the "Corporation") 6.55% Notes Due 1999, $750,000,000 aggregate principal amount of the Corporation's 6.85% Notes Due 2001, $750,000,000 aggregate principal amount of the Corporation's 7.25% Notes Due 2006, $600,000,000 aggregate principal amount of the Corporation's 7.65% Debentures Due 2016, $600,000,000 aggregate principal amount of the Corporation's 7.75% Debentures Due 2026 and $300,000,000 aggregate principal amount of the Corporation's 7.20% Debentures Due 2036 (the "Offered Debt Securities"). The Offered Debt Securities and the related guarantees of Tactical Systems are being offered and sold under an existing Registration Statement on Form S-3 (Reg. No. 333-01939) covering up to $5,000,000,000 in Debt Securities of the Corporation and related guarantees of Tactical Systems.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   EXHIBIT NO.                     DESCRIPTION OF EXHIBITS
   -----------                     -----------------------
       1(a)    Underwriting Agreement dated May 16, 1996.
       1(b)    Pricing Agreement dated May 16, 1996.
       4(a)    Indenture dated as of May 15, 1996.
       4(b)    Form of 6.55% Note due 1999.
       4(c)    Form of 6.85% Note due 2001.
       4(d)    Form of 7.25% Note due 2006.
       4(e)    Form of 7.65% Debenture due 2016.
       4(f)    Form of 7.75% Debenture due 2026.
       4(g)    Form of 7.20% Debenture due 2036.
       5(a)    Opinion of Miles & Stockbridge, a Professional Corporation.
       5(b)    Opinion of William J. LaSalle.
      12       Computation of Ratios of Earnings to Fixed Charges and Earnings
               to Combined Fixed Charges and Preferred Stock Dividends and Pro
               Forma Ratios of Earnings to Fixed Charges and Earnings to
               Combined Fixed Charges and Preferred Stock Dividends.

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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Lockheed Martin Tactical Systems,
                                           Inc.

                                                  /s/ Stephen M. Piper
                                          _____________________________________
                                                    Stephen M. Piper
                                              Vice President and Assistant
                                                        Secretary

May 20, 1996

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                               INDEX TO EXHIBITS

 EXHIBIT NO.                         DESCRIPTION                           PAGE
 -----------                         -----------                           ----
     1(a)    Underwriting Agreement dated May 16, 1996.
     1(b)    Pricing Agreement dated May 16, 1996.
     4(a)    Indenture dated as of May 15, 1996.
     4(b)    Form of 6.55% Note due 1999.
     4(c)    Form of 6.85% Note due 2001.
     4(d)    Form of 7.25% Note due 2006.
     4(e)    Form of 7.65% Debenture due 2016.
     4(f)    Form of 7.75% Debenture due 2026.
     4(g)    Form of 7.20% Debenture due 2036.
     5(a)    Opinion of Miles & Stockbridge, a Professional Corporation.
     5(b)    Opinion of William J. LaSalle.
    12       Computation of Ratios of Earnings to Fixed Charges and
             Earnings to Combined Fixed Charges and Preferred Stock
             Dividends and Pro Forma Ratios of Earnings to Fixed Charges
             and Earnings to Combined Fixed Charges and Preferred Stock
             Dividends.

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